CONTEXT CAPITAL FUNDS (THE “TRUST”)

Supplement dated February 23, 2016, to the Statement of Additional Information (“SAI”) dated May 1, 2015 as supplemented May 18, 2015, May 29, 2015, July 9, 2015, July 29, 2015, September 17, 2015, November 2, 2015, and November 17, 2015

On February 12, 2016, the Board of Trustees (“Board”) of the Trust elected Alfred C. Salvato as an Independent Trustee of the Trust and appointed him as a member of the Trust’s Audit Committee and Nominating Committee. The Board also appointed Paul D. Schaeffer as the Chairman of the Nominating Committee. With Mr. Salvato’s election and Mr. Schaeffer’s appointment, this Statement of Additional Information is revised as follows:

In the section entitled “Board of Trustees, Management and Service Providers” the following changes are hereby made:

In the table listing the names of the Independent Trustees on page 43, the following information for Alfred C. Salvato is hereby added:

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Alfred C. Salvato Born: 1958	Trustee	Since 2016	Senior Vice President of Finance and Chief Investment Officer (since 2003) and Treasurer (since 1995), Thomas Jefferson University.	1	Trustee (Chairman), Turner Funds

In the table listing the names of the Independent Trustees on page 43, Mr. Schaeffer’s Position with the Trust is hereby updated to read:

“Trustee; Chairman, Nominating Committee”

A paragraph describing the relevant qualifications, experience, attributes or skills of Alfred C. Salvato on page 44 is hereby added:

Alfred C. Salvato: Mr. Salvato has extensive experience in the financial services and investment management business. Mr. Salvato currently serves as Senior Vice President Academic/Corporate Finance and Chief Investment Officer at Thomas Jefferson University, an academic health center. Mr. Salvato has served as a trustee of the Turner Funds since 1996 and is currently the Chairman of the Board and of the Audit Committee of Turner Funds. Mr. Salvato’s background in finance and investment management, his leadership skills as an executive, and his experience with another investment company board contribute to the Board’s oversight responsibilities regarding the fund and Trust operations.

In the paragraphs describing the Audit Committee and the Nominating Committee on page 46, Alfred C. Salvato is hereby added as a member of each Committee.

This Supplement provides information a prospective investor ought to know before investing and should be retained for future reference.